Exhibit 99.2

POST EMERGENCE CAPITAL STRUCTURE AND OTHER INFORMATION

•	On November 30, 2009, Charter Communications, Inc. emerged from its Chapter 11 bankruptcy proceedings.

•
The Company intends to apply for listing of its New Class A Stock on The NASDAQ Stock Market LLC.  Such application to become effective not earlier than January 14, 2010.  Shares of New Class A Stock are currently quoted under the symbol CCMMV.OB on the OTC Bulletin Board.

Charter’s Post-Emergence Capital Structure Summary

Equity

•	111,990,247 shares of New Common Stock outstanding, consisting of:
o	New Class A Stock - 109,748,948 shares
o	New Class B Stock - 2,241,299 shares

•	5,520,001 shares of PIK Preferred Stock
o	Aggregate liquidation preference of approximately $138 million

•	Warrants to purchase shares of New Class A Common Stock held by Charter Investment, Inc. (Paul Allen)
o	4,669,384 warrants outstanding exercisable to purchase a like number of new Class A Common Stock
o	Exercisable at $19.80 per share
o	Term: Seven (7) years

•	Warrants to purchase shares of New Class A Common Stock issued to holders of CIH notes
o	6,413,988 warrants outstanding exercisable to purchase a like number of new Class A Common Stock
o	Exercisable at $46.86 per share
o	Term: Five (5) years
o	CUSIP: 16117M131

•	Warrants to purchase shares of New Class A Common Stock issued to holders of CCH notes
o	1,282,798 warrants outstanding exercisable to purchase a like number of new Class A Common Stock
o	Exercisable at $51.28 per share
o	Term: Five (5) years
o	CUSIP: 16117M123

Debt

Debt issued pursuant to the Plan of Reorganization:

•	CCH II, LLC
o	New 13.5% Senior Notes due 2016 outstanding (issued by CCH II, LLC, and CCH II Capital Corp.): $1,766,206,512
•	CUSIP: 12502CAS0
•	CUSIP: 12502CAT8

Debt remaining in place pursuant to the Plan of Reorganization and Confirmation Order:

•	CCO Holdings, LLC
o	Outstanding 8 ¾% senior notes due 2013: $800,000,000
o	Credit facility: $350,000,000

•	Charter Communications Operating, LLC
o	8.000% senior second-lien notes due 2012: $1,100,000,000
o	8 3/8% senior second-lien notes due 2014: $770,409,000
o	10.875% senior second-lien notes due 2014: $545,896,000
o	Credit facility: $8,194,104,000

Distributions Under the Plan

•	21,081,302 shares of New Class A Stock were issued pro rata to holders of CCH I Notes Claims

CUSIP	Principal Amount	Total Shares Issued	New Class A Stock per $1,000 of Principal Amount of Bonds

12502B AC7	$3,524,014,000	18,767,997	5.325744
12502B AE3	$461,997,000	2,308,009	4.995723
12502B AB9	$150,000	799	5.326667
12502B AD5	$9,000	45	5.000000
12502B AA1	$836,000	4,452	5.325359

•	2,241,299 shares of New Class B Stock were issued to Charter Investment Inc. (which is owned by Paul Allen)

•
5,520,001 shares of preferred stock having an aggregate liquidation preference of $138 million were issued to holders of Charter Communication Inc.’s (i) 5.875% Convertible Senior Notes due 2009; and (ii) 6.50% Convertible Senior Notes due 2012

CUSIP	Rate	Maturity Date	New Preferred Stock per $1,000 of Principal Amount of Bonds

16117MAD9	5.875%	2009	11.332000
16117MAE7	5.875%	2009	11.331166
16117MAF4	6.500%	2012	11.446307

•	Warrants to purchase 4,669,384 shares of New Class A Stock were issued to Charter Investment, Inc. at an exercise price of $19.80 per share

•	Warrants to purchase 6,413,988 shares of New Class A Stock were issued to holders of CIH Notes with an exercise price of $46.86 per share

CUSIP	Rate	Maturity Date	Warrant Shares per $1,000 of Principal Amount of Bonds

12501BAP9	9.920%	4/1/2014	2.561192
12501BAE4	10.000%	5/15/2014	2.532000
12501BAQ7	10.000%	5/15/2014	2.532281
12501BAN4	11.125%	1/15/2014	2.496981
12501BAR5	11.750%	5/15/2014	2.547839
12501BAT1	12.125%	1/15/2015	2.501799
U12516AF4	12.125%	1/15/2015	2.500000
12501BAS3	13.500%	1/15/2014	2.508422

•	Warrants to purchase approximately 1,282,798 shares of New Class A Stock were issued to holders of CCH Notes with an exercise price of $51.28 per share

CUSIP	Rate	Maturity Date	Warrant Shares per $1,000 of Principal Amount of Bonds

16117PAY6	9.625%	11/15/2009	2.214286
16117PAZ3	9.625%	11/15/2009	2.215169
16117PAF7	9.920%	4/1/2011	2.243409
16117PAK6	10.000%	4/1/2009	2.244244
16117PBB5	10.000%	5/15/2011	2.218095
16117PAL4	10.250%	1/15/2010	2.183475
16117PAT7	10.750%	10/1/2010	2.252049
16117PAV2	11.125%	1/15/2010	2.187176
16117PAM2	11.750%	1/15/2010	2.189798
16117PBD1	11.750%	5/15/2011	2.231725
16117PBH2	12.125%	1/15/2012	2.191382
16117PAW0	13.500%	1/15/2011	2.197191

•	New 13.5% Senior Notes due 2016 ("CCH II Notes") outstanding (issued by CCH II, LLC, and CCH II Capital Corp): $1,766,206,512

•	CCH II Notes issued in the CCH II note exchange:

CUSIP	Rate	Maturity Date	Total New Notes per $1,000 of Principal Amount of Bonds Exchanged

12502CAD3	10.25%	2010	$733.37794643
12502CAM3	10.25%	2010	$730.70290404
12502CAQ4	10.25%	2013	$720.55594815
12502CAR2	10.25%	2013	$684.57669941
U125WAE1	10.25%	2013	$684.57669941

•	Charter Investment, Inc. retained its 1% direct equity interest in Charter Communications Holding Company, LLC., which indirectly holds all of the business operations of Charter Communications, Inc.

New CUSIP NUMBERS:

Unrestricted New Class A Stock: 16117M305
15% Pay-in-kind Preferred Stock: 16117M701
Unrestricted CCH II Notes due 2016: 12502CAS0
CIH Warrants: 16117M131
CCH Warrants: 16117M123